As filed with the Securities and Exchange Commission on July 27, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2011 (July 22, 2011)

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	0-51321	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1660 Wynkoop St., Suite 900, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointmentof Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers; Departure of Directors or Certain Officers

Effective July 22, 2011, Jonathan Samuels was appointed President of the Company and continues to also serve as Chief Financial Officer, principal financial officer and principal accounting officer of the Company. Concurrent with this appointment, Dr. Peter Hill, previously the Company's President and Chief Executive Officer, relinquished the title of President but retains the Chief Executive Officer title and continues to serve as the Company's principal executive officer.

Mr. Samuels, 32, has served as the Company's Chief Financial Officer since December 2009. Prior to joining the Company, Mr. Samuels was an investment professional responsible for research and investment sourcing in the energy sector at Palo Alto Investors, a hedge fund founded in 1989. Mr. Samuels worked for five years at California-based Palo Alto Investors. Mr. Samuels’s annual base salary will remain unchanged after the appointment.

2011 Omnibus Plan

On December 2, 2010, December 7, 2010, March 28, 2011 and July 22, 2011, the Compensation Committee granted or ratified the issuance of restricted stock units for Common Stock (“RSUs”) to the executive officers and directors of the Company. All RSU awards were made contingent upon the adoption of the 2011 Omnibus Incentive Plan (the “Plan”) by the Company’s stockholders, which occurred on July 22, 2011. The table below shows, as to executive officers and directors of the Company, the number of shares of Common Stock underlying the awards of Restricted Stock Units awarded under the Plan as of the date hereof.

Name and Title	Number of Shares
Peter Hill, Chief Executive Officer	571,818
Jonathan Samuels, President and Chief Financial Officer	535,454
Jeremy Wagers, Senior Vice President and General Counsel	75,000
Non-Employee Directors	318,474

For a description of the material features of the Plan, please refer to the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on July 22, 2011, a copy of which was filed with the Securities and Exchange Commission on June 10, 2011 (File No. 001−34945) and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 22, 2011, the Company held its annual meeting of stockholders (the “Annual Meeting”). The proposals are described in detail in its proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 on June 10, 2011.

Proposal 1

The Company’s stockholders elected five individuals to the Board of Directors (the “Board”) as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Peter Hill	21,291,860	279,912	8,046,143
Jonathan Samuels	19,730,804	1,840,968	8,046,143
F. Gardner Parker	21,081,044	490,728	8,046,143
Stephen A. Holditch	21,275,315	296,457	8,046,143
Randal Matkaluk	21,275,315	296,457	8,046,143

Proposal 2

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012, as set forth below:

Votes For	Votes Against	Abstentions
29,605,874	763	11,278

Proposal 3

The Company’s stockholders did not approve the reincorporation of the Company from the State of Nevada to the State of Delaware.  The results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,768,632	8,795,916	7,224	8,046,143

Proposal 4

The Company’s stockholders approved the Company’s 2011 Omnibus Incentive Plan.  The results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,483,800	4,060,697	27,275	8,046,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2011	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Jeremy Wagers
Jeremy Wagers
Senior Vice President and General Counsel